Allstate Life Insurance Company of New York
                  Allstate Life of New York Separate Account A

                         Supplement, dated June 9, 2004
                                     to the
             Prospectus dated May 1, 2004, as supplemented, for the
           Allstate Advisor Variable Annuities (Advisor, Advisor Plus,
                             Advisor Preferred)

This supplement amends the above-referenced prospectus for the Allstate Advisor, Allstate Advisor Plus, and Allstate Advisor Preferred variable annuity contracts (each, a "Contract"), offered by Allstate Life Insurance Company of New York, to add a new section to extend spousal protection benefit options for custodial
IRAs. Please keep this supplement for future reference together with your prospectus. All capitalized terms have the same meaning as those included in the prospectus.

The following section should be added to your prospectus immediately following the section entitled "Spousal Protection Benefit (Co-Annuitant) Option and Death of Co-Annuitant".

Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts and Death of Co-Annuitant

We offer a Spousal Protection Benefit (Co-Annuitant) Option for certain Custodial Individual Retirement Accounts established under Code Section 408(a) ("CSP") that may be added to your Contract at no charge. CSP is not available in all states. CSP is subject to the following conditions ("Conditions"):

o The beneficially owned Contract must be a Custodial traditional IRA, Custodial Roth IRA, or a Custodial Simplified Employee Pension IRA.

o The Annuitant must be the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA.

o The Co-Annuitant must be the legal spouse of the Annuitant. Only one Co-Annuitant may be named.

o The Co-Annuitant must be the sole beneficiary of the Custodial traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA.

o    The Annuitant must be age 79 or younger on the CSP Application Date.

o    The Co-Annuitant must be age 79 or younger on the CSP Application Date.

o CSP may only be added when we issue the contract to the Custodian. We may require proof of marriage in a form satisfactory to us.

o    We have made no payments under any Income Plan.


Under CSP, the Co-Annuitant will be considered to be an Annuitant under the Contract during the Accumulation Phase except that:

o The Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date.

o The "Death of Annuitant" provision of the Contract does not apply on the death of the Co-Annuitant.

o The Co-Annuitant is not considered the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA.

Death of Co-Annuitant.  If:

o    The Conditions are met.

o The Annuitant was, at the time of the Co-Annuitant's death, the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA.

o    We have received proof satisfactory to us that the Co-Annuitant has died.

o The Co-Annuitant was, at the time of the Co-Annuitant's death, the sole beneficiary of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA.

o The Co-Annuitant was, at the time of the Co-Annuitant's death, the legal spouse of the Annuitant, then the Section Death of Co-Annuitant applies. If the Co-Annuitant dies prior to the Payout Start Date, then, subject to the following conditions, the contract may be continued according to the Death of Owner provisions under the same terms and conditions that would apply if the Co-Annuitant were the Owner of the Contract before death and the sole new Owner of the Contract were the Annuitant. provided that:

o The Co-Annuitant was the legal spouse of the Annuitant on the date of Annuitant's death.

o    The Owner does not thereafter name a new Co-Annuitant; and

o The Owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA remains the Custodian; and

o    The Contract may only be continued once.

Termination of CSP. The Owner may terminate CSP upon the divorce of the Annuitant and the Co-Annuitant by providing written notice and proof of divorce in a form satisfactory to us. The Owner may also terminate CSP upon a change in the beneficiary of the IRA by providing written notice and proof of the change in a form satisfactory to us. CSP will terminate upon the date termination is accepted by us or CSP will terminate on the earliest of the following occurrences:

o    On the date CSP is terminated as described above; or

o    Upon the death of the Annuitant; or

o    Upon the death of the Co-Annuitant; or

o    On the date the Contract is terminated; or

o    On the Payout Start Date.